SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to Section 13 or Section 15(d)
                    of the Securities Exchange Act of 1934





                       Date of Report - December 13, 2000

                  CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                  -----------------------------------------
            (Exact name of registrant as specified in its charter)



NEW YORK                             1-3268            14-0555980
---------------------      ------------------         -------------
State or other             (Commission File           (IRS Employer
jurisdiction of             Identification)            Number)
incorporation number

284 South Avenue, Poughkeepsie, New York                 12601-4879
----------------------------------------              ---------------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (845) 452-2000

Item 5.     Other Events.

            1.  Auction of the Nine Mile Point Unit No. 2 Nuclear Station
                ---------------------------------------------------------
            Reference is made to Note 3, "Nine Mile 2 Plant" of the Notes to Consolidated Financial Statements referred to in Item 8 of the Registrant's Annual Report, on Form 10-K, for the year ended December 31, 1999, as amended by Form 10-K/A, for a discussion of the ownership interest of Registrant in the Nine Mile Point Unit No. 2 Nuclear Station ("Nine Mile 2 Plant").

            On December 12, 2000, Registrant announced that it has agreed to sell its interest in the Nine Mile 2 Plant to Constellation Nuclear LLC, as described in the Press Releases from both Registrant and Niagara Mohawk Power Corporation filed herewith as Exhibits 99 (i) 10 and 99 (i) 11.

Item 7.     Financial Statements and Exhibits.

            (b)   Exhibits.  See Exhibit Index.
                  --------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                                           (Registrant)


                        By:             /s/ Donna S. Doyle
                             ----------------------------------------------
                                           DONNA S. DOYLE
                               Vice President - Accounting & Controller

Dated:  December 13, 2000

                                  Exhibit Index
                                  -------------

Exhibit No.
Regulation S-K
Item 601
Designation                   Exhibit Description
-----------                   -------------------

99 (i) 10                     Press Release of CH Energy Group, Inc. issued
                              December  12,  2000,   relating  to  the  sale  of
                              Registrant's  interest  in the Nine  Mile  Point 2
                              Nuclear Plant.

99 (i) 11                     Press Release of Niagara Mohawk Power
                              Corporation, issued December 12, 2000, relating to the sale of the interests of certain of the owners in the Nine Mile Point 1 and 2 Nuclear
                              Plants.